LOAN AGREEMENT

         THIS AGREEMENT, made and entered into this -- day of --------------- by and between UNITED GROCERS, INC., an Oregon corporation, hereinafter called "UG," and ----------------------------------------------------, hereinafter called "Borrowers."

                               W I T N E S S E T H
         WHEREAS, the Borrowers have made application to UG for a loan in the sum of ------------------------------------DOLLARS ($----------) for the purpose of financing the remodel and installation of a service fish counter, multi-deck deli, interior decor, etc. located at 336 NE Highway 20, Toledo, Lincoln County, Oregon.
         NOW, THEREFORE, it is mutually agreed as follows:
         1. Loan. Subject to the terms and conditions state, UG shall loan to the Borrowers the total sum $---------- as evidenced by an Installment Note in the form of Exhibit "1," attached hereto and by this reference incorporated herein, together with such subsequent advances upon Borrowers' request, as UG, in its sole and absolute discretion, elects to advance.
         2. Repayment.
                  2.1 The principal amount of the Installment Note shall be repaid in not less than sixty (60) equal monthly installments of $-------- including interest payments thereon at the beginning loan rate of ------ percent per annum.
                  2.2 After maturity or upon default, the principal balance remaining, from time to time, unpaid hereunder shall bear interest at the rate of five percent (5%) per annum, in excess of the interest in effect immediately prior to such maturity or default until paid in full.

                  2.3 Notwithstanding the foregoing, UG has the right, at any time, to call, in whole or in part, the principal balance and accrued interest remaining unpaid on the Installment Note. UG shall exercise its right by giving Borrowers written notice thereof at least 90 days' prior to the call date. If UG exercises its right in the manner and within the period provided, the principal balance remaining unpaid, together with interest thereon, shall become immediately due and payable on the call date.
                  2.4 Borrowers shall have the right to make additional payments against the unpaid balance without penalty. Any such payments, if made, shall be applied against the unpaid balance and shall not be credited against the stipulated monthly payments.
                  2.5 The monthly installment payments shall first be applied upon the interest accrued on the full amount of the indebtedness and, secondly, upon the principal balance owing.
         3. Security. Payment of the Installment Note shall be secured by the following instruments of even date:
                  3.1  Purchase  Money  Security  Agreement,  Exhibit  "2," from
Borrowers to UG covering all of the fixtures, trade fixtures, equipment described on the attached equipment list market Exhibit "4" and merchandise inventory, which United Grocers, Inc. will from time to time hereafter delivery to Debtor used incident to the operation of a retail grocery store, located at 336 N.E. Highway 20, Toledo, Lincoln County, Oregon. Said Exhibit "2," is attached hereto and by this reference incorporated herein.
                  4. Use of Proceeds. The net proceeds of all sums loaned hereunder shall be used by the Borrowers to finance the purchase of certain fixtures, trade fixtures and equipment for that certain supermarket business operated by the Borrowers located at 336 NE Highway 20, Toledo, Lincoln County, Oregon.
         5. Conditions Precedent: UG shall not be obligated to lend any moneys hereunder until it shall have received the following:
                  5.1 The Borrowers shall have tendered delivery to Borrowers of the Installment Note described in paragraph 1 above, in the form of Exhibit "1," duly executed by Borrowers.
                  5.2 The Borrowers give to UG a Purchase Money Security Agreement in the form of Exhibit "2."


LOAN AGREEMENT - 2

                  5.3 Oregon Uniform Commercial Code standard form Financing Statement (UCC-1) in the form of Exhibit "3," which is attached hereto and by this reference incorporated herein.
         6. Warranties. The Borrowers represent and warrant as follows:
                  6.1 All statement contained in the loan application heretofore submitted to UG are true.
                  6.2 There are no actions, suits or proceedings pending or, as far as the Borrowers are advised, threatened against or affecting the Borrowers, or either of them, before any court or administrative officer or agency which might result in any material adverse change in the business or property of said business or in the properties herein described as being owned by the Borrowers.
         7. Covenants. So long as any part of the Installment Note remains unpaid, the Borrowers covenant as follows:
                  7.1 The Borrowers will not assign, mortgage or pledge any part of the assets of Borrowers or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.
                  7.2 Borrowers shall furnish to UG quarterly financial statements consisting of Balance Sheets and Operating Statements in accordance with generally accepted accounting principles consistently applied and shall accurately and completely record all transactions therein, in a form and by an accountant satisfactory to UG on Borrowers. Borrowers shall conduct a full and complete physical count of its inventory at least quarterly. Values shown on reports shall be at cost of retail sales price less Borrowers' margin on the item. Borrowers shall furnish UG copies of such inventory upon request, together with such detailed information or supporting documents as it may request.
                  7.3 UG, acting through its officers, agents, attorneys and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of Borrowers at all reasonable times.
                  7.4 Borrowers agree to maintain or cause to be maintained the membership of the store in good standing with UG in accordance with the Bylaws of UG, as long as this Loan Agreement remains in effect.


LOAN AGREEMENT - 3

                  7.5 Borrowers acknowledge and agree that as a material consideration and condition precedent to UG's extension of credit hereunder, Borrowers' covenant and agree to purchase goods and merchandise from UG.
Borrowers' covenant and agree, for a period of five (5) years from the date hereof, or for the term of the Loan Agreement and any extension or renewals thereof, whichever is greater, to purchase from UG weekly, in accordance with its credit terms, goods, and merchandise having a purchase price of not less than 60 percent of Borrowers' retail weekly sales volume of all goods and merchandise sold on or from the store(s)' premises and UG will supply all of Borrowers requirements at such prices and on such terms as are reasonably comparable to those offered by UG to other purchasers of like kind and like quantities carrying on businesses similar to that of the Borrowers. If, at any time, the Borrowers contend that UG is not able to supply particular goods or merchandise customarily stocked by retail supermarkets, or that terms offered by UG are not reasonably comparable to those offered by UG to other purchasers described above, the Borrowers shall so advise UG in writing, specifying such contention with particularity. If, within 20 days after receipt of such notice, UG does not offer to supply goods or merchandise so specified or does not advise Borrowers that the terms and conditions offered are reasonably comparable to those offered to such other purchasers, Borrowers shall be free to secure such specified goods and merchandise from any source which it desires. If UG asserts that it is offering reasonably comparable terms and Borrowers nonetheless purchase from another source, such purchase, if above percentage requirements are not complied with, shall be a default under this Loan Agreement. In the event of a breach of this purchase covenant, Borrowers agree to pay UG, as liquidated damages, and not as a penalty or forfeiture, a sum computed as follows:
                  (a) The average weekly purchases from the date of the agreement to the date of the breach shall be determined;
                  (b) The average weekly purchases so determined shall then be multiplied by the number of weeks from the date of the breach to the end of the term of the purchase agreement; and


LOAN AGREEMENT - 4

                  (c) The computed sum shall be multiplied by one and one-quarter percent (1 1/4%) to determine the liquidated damages due and owing UG by reason of Borrowers' default. Said sum shall become immediately due and owing within 15 days from date of written notice of the liquidated damage. Borrowers' default hereunder shall also be a default under the Loan Agreement.
         8. Insurance. The Borrowers shall maintain a standard form fire insurance, extended coverage, together with vandalism and malicious mischief insurance, insuring the fixtures, trade fixtures and equipment to at least the actual cash value, with loss payable clauses unto UG.
         9. Loan Costs. Borrowers agree to pay a loan fee of $-------------- (1%) of funds advanced hereunder, together with any and all costs incident to perfecting the security agreements required hereunder.
         10. Events of Default. Upon occurrence of any of the following specified events of default:
                  10.1 If any material representation or warranty made by the Borrowers herein, or pursuant to, or in writing in connection with the making of this Loan Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or
                  10.2 The Borrowers shall default in the due and punctual payment of either principal or interest on the Installment Note; or
                  10.3 The Borrowers shall default in due performance or observance of any term, covenant or agreement contained in paragraphs 7, 8, and 9 of this Loan Agreement; or
                  10.4 The Borrowers shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ten (10) days after written notice to Borrowers from the holder of the Installment Note; or
                  10.5 Any obligation of the Borrowers to UG and/or its affiliated or subsidiary companies for the payment of money is not paid when due, whether at any expressed or at any accelerated maturity; or
                  10.6 The membership of Borrowers in UG shall terminate or be terminated for any reason whatsoever; or


LOAN AGREEMENT - 5

                  10.7 The Borrowers shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrowers under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation, law or statute, or the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be instituted against the Borrowers and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ten (10) days, or the Borrowers by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrowers, or of all or substantially all of the assets of the Borrowers, or any such trustee or receiver shall not be discharged within the period of 90 days after the appointment thereof;
         THEN, and in any such event, if any such default shall then continue, UG may, by written notice to the Borrowers, addressed to it at its principal place of business, or at such other address as the Borrowers hereafter designate to UG in writing, declare the principal and interest accrued on the Installment Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrowers agree to pay reasonable attorneys fees incurred in enforcing UG's rights and remedies after default under this Loan Agreement.
         11. Waiver. Neither the failure nor any delay on the part of UG to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any right, power or privilege.
         12. Benefit. This Loan Agreement shall be binding upon and inure to the benefit of UG and its successors and assigns.
         13. Construction. Any provision of this Loan Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition of unenforceability without invalidating the remaining


LOAN AGREEMENT - 6
provision hereof; and any such prohibition or unenforceability shall not invalidate or render unenforceable such provisions to the extent permitted by law. Borrowers and UG in any litigation relating to or in connection with this Loan Agreement in which they shall be adverse parties, waive trial by jury with respect to the issue of liability on the obligations secured by the collateral and on all issues regarding the commercially reasonable disposition of said collateral. This Loan Agreement shall be governed by and construed in accordance with the laws of the state of Oregon.



         IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement on the day and year first herein written.

             SECURED PARTY:                     UNITED GROCERS, INC.


                                                By
                                                   G. P. Fleming
                                                   Assistant Secretary

             BORROWERS                          --------------------------------

                                                By -----------------------------
                                                   -----------------------------

                                 LOAN AGREEMENT


         THIS AGREEMENT, made and entered into this ----- day of --------------- by and between UNITED GROCERS, INC., an Oregon corporation, hereinafter called "UG," and ---------------------------------, hereinafter called "Borrowers."
                               W I T N E S S E T H
         WHEREAS, the Borrowers have made application to UG for a loan in the sum of --------------------------------DOLLARS ($----------) for the purpose of financing the payoff of United Grocers Project Account Number --------- for that certain supermarket business located at --------------------------------------.

         NOW, THEREFORE, it is mutually agreed as follows:

         1. Loan. Subject to the terms and conditions stated, UG shall loan to the Borrowers the total sum of $----------- as evidenced by an Installment Note in the form of Exhibit "1," attached hereto and by this reference incorporated herein, together with such subsequent advances upon Borrowers' request, as UG, in its sole and absolute discretion, elects to advance.

         2. Repayment.
                  2.1 The Loan shall bear interest and be repayable in accordance with the terms of the Note or the same may be reviewed or modified from time to time by Lender in its sole discretion. The Lender is expressly granted the right to call said Note, in whole or in part, upon 180 days' written notice to the Borrower. The monthly installment payments shall first be applied upon the interest accrued on the full amount of the indebtedness and secondly upon the principal balance owing.

                  2.2 Notwithstanding the foregoing, UG has the right, at any time, to call, in whole or in part, the principal balance and accrued interest remaining unpaid on the Installment Note. UG shall exercise its right by giving Borrowers written notice thereof at least 90 days' prior to the call date. If UG exercises its right in the manner and within the period provided, the principal balance remaining unpaid, together with interest thereon, shall become immediately due and payable on the call date.

                  2.3 Borrowers shall have the right to make additional payments against the unpaid balance without penalty. Any such payments, if made, shall be applied against the unpaid balance and shall not be credited against the stipulated monthly payments.

                  2.4 The monthly installment payments shall first be applied upon the interest accrued on the full amount of the indebtedness and, secondly, upon the principal balance owing.

         3. Security. Payment of the Installment Note shall be secured by the following instruments of even date:
                  3.1 Security Agreement, Exhibit "2," from Borrowers to UG covering, without limitation, all of the present and hereafter acquired merchandise inventory, fixtures, trade fixtures, equipment and leasehold interest, including replacements  and  additions to those used incident to the operation of a retail
grocery       store,       located      at       -------------------------------
------------------------. Said Exhibit "2," is attached hereto and by this reference incorporated herein.

         4. Use of Proceeds. The net proceeds of all sums loaned hereunder shall be used by the Borrowers to finance the payoff of United Grocers Project Account Number 34109 for that certain supermarket business operated by the Borrowers located at 107 N. Coast Highway, Newport, Lincoln County, Oregon.

         5. Conditions Precedent: UG shall not be obligated to lend any moneys hereunder until it shall have received the following:

                  5.1 The Borrowers shall have tendered delivery to UG of the Installment Note described in paragraph 1 above, in the form of Exhibit "1," duly executed by Borrowers.

                  5.2 The Borrowers give to UG a Security Agreement in the form of Exhibit "2."

                  5.3 Oregon Uniform Commercial Code standard form Financing Statement (UCC-1) in tke form of Exhibit "3," which is attached hereto and by this reference incorporated herein.

                  5.4  The  Borrowers'   execution  of  personal  guaranties  as
required.

         6. Warranties. The Borrowers represent and warrant as follows:

                  6.1  All   statements   contained  in  the  loan   application
heretofore submitted to UG are true.

                  6.2 There are no actions, suits or proceedings pending or, as far as the Borrowers are advised, threatened against or affecting the Borrowers, or either of them, before any court or administrative officer or agency which might result in any material adverse change in the business or property of said business or in the properties herein described as being owned by the Borrowers.

         7. Covenants. So long as any part of the Installment Note remains unpaid, the Borrowers covenant as follows:

                  7.1 The Borrowers will not assign, mortgage or pledge any part of the assets of Borrowers or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.

                  7.2 Borrowers shall furnish to UG quarterly financial statements consisting of Balance Sheets and Operating Statements in accordance with generally accepted accounting principles consistently applied and shall accurately and completely record all transactions therein, in a form and by an accountant satisfactory to UG on Borrowers. Borrowers shall conduct a full and complete physical count of its inventory at least quarterly. Values shown on reports shall be at cost of retail sales price less Borrowers' margin on the


LOAN AGREEMENT - 2
item. Borrowers shall furnish UG copies of such inventory upon request, together with such detailed information or supporting documents as it may request.

                  7.3 UG, acting through its officers, agents, attorneys and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of Borrowers at all reasonable times.

                  7.4 In the event the Borrower defaults on any payment for open account or any existing loans, the rate shall be increased to prime plus 2.0 percent until maturity.

                  7.5 Borrowers agree to maintain or cause to be maintained the membership fo the store in good standing with UG in accordance with the Bylaws of UG, as long as this Loan Agreement remains in effect. In the event the Borrower's UG membership is terminated voluntarily or involuntarily, there will be a 15 percent prepayment penalty on the then outstanding balance. In addition, if the loan is not paid off, the rate shall increase to 18 percent APR. However, in the event of a sale of the store to a UG member, the note becomes due and payable without penalty.

                  7.6 Borrowers acknowledge and agree that as a material consideration and condition precedent to UG's extension of credit hereunder, Borrowers' covenant and agree to purchase goods and merchandise from UG.
Borrowers' covenant and agree, for a period of five (5) years from the date hereof, or for the term of the Loan Agreement and any extension or renewals thereof, whichever is greater, to purchase from UG weekly, in accordance with its credit terms, goods and merchandise having a purchase price of not less than 55 percent of Borrowers' retail weekly sales volume of all goods and merchandise sold on or from the store(s)' premises and UG will supply all of Borrowers requirements at such prices and on such terms as are reasonably comparable to those offered by UG to other purchasers of like kind and like quantities carrying on businesses similar to that of the Borrowers. If, at any time, the Borrowers contend that UG is not able to supply particular goods or merchandise customarilystocked by retail supermarkets, or that terms offered by UG are not reasonably comparable to those offered by UG to other purchasers described above, the Borrowers shall so advise UG in writing, specifying such contention with particularity. If, within 20 days after receipt of such notice, UG does not offer to supply goods or merchandise so specified or does not advise Borrowers that the terms and conditions offered are reasonably comparable to those offered to such other purchasers, Borrowers shall be free to secure such specified goods and merchandise from any source which it desires. If UG asserts that it is offering reasonably comparable terms and Borrowers nonetheless purchase from another source, such purchase, if above percentage requirements are not complied with, shall be a default under this Loan Agreement. In the event of a breach of this purchase covenant, Borrowers agree to pay UG, as liquidated damages, and not as a penalty or forfeiture, a sum computed as follows:

                  (a) The average weekly purchases from the date of the agreement to the date of the breach shall be determined;


LOAN AGREEMENT - 3

                  (b) The average weekly purchases so determined shall then be multiplied by the number of weeks from the date of the breach to the end of the term of the purchase agreement; and

                  (c) The computed sum shall be multiplied by one and one-quarter percent (1 1/4%) to determine the liquidated damages due and owing UG by reason of Borrowers' default. Said sum shall become immediately due and owing within 15 days from date of written notice of the liquidated damage. Borrowers' default hereunder shall also be a default under the Loan Agreement.

         8. Insurance. The Borrowers shall maintain a standard form fire insurance, extended coverage, together with vandalism and malicious mischief insurance, insuring the merchandise inventory, fixtures, trade fixtures and equipment to at least the actual cash value, with loss payable clauses unto UG.

         9. Loan Costs. Borrowers agree to pay a loan fee of $2,000, one percent (1%) of funds advanced hereunder, together with any and all costs incident to perfecting the security agreements required hereunder.

         10. Events of Default. Upon occurrence of any of the following specified events of default:

                  10.1 If any material representation or warranty made by the Borrowers herein, or pursuant to, or in writing in connection with the making of this Loan Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or

                  10.2 The Borrowers shall default in the due and punctual payment of either principal or interest on the Installment Note; or

                  10.3 The Borrowers shall default in due performance or observance of any term, covenant or agreement contained in paragraphs 7, 8, and 9 of this Loan Agreement; or

                  10.4 The Borrowers shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ten (10) days after written notice to Borrowers from the holder of the Installment Note; or

                  10.5 Any obligation of the Borrowers to UG and/or its affiliated or subsidiary companies for the payment of money is not paid when due, whether at any expressed or at any accelerated maturity; or

                  10.6 The membership of Borrowers in UG shall terminate or be terminated for any reason whatsoever; or

                  10.7 The Borrowers shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrowers under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation, law or statute, or the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be


LOAN AGREEMENT - 4
instituted against the Borrowers and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ten (10) days, or the Borrowers by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrowers, or of all or substantially all of the assets of the Borrowers, or any such trustee or receiver shall not be discharged within the period of 90 days after the appointment thereof;

         THEN, and in any such event, if any such default shall then continue, UG may, by written notice to the Borrowers, addressed to it at its principal place of business, or at such other address as the Borrowers hereafter designate to UG in writing, declare the principal and interest accrued on the Installment Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrowers agree to pay reasonable attorneys fees incurred in enforcing UG's rights and remedies after default under this Loan Agreement.

         11. Waiver. Neither the failure nor any delay on the part of UG to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any right, power or privilege.

         12. Benefit. This Loan Agreement shall be binding upon and inure to the benefit of UG and its successors and assigns.

         13. Construction. Any provision of this Loan Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition of unenforceability without invalidating the remaining provision hereof; and any such prohibition or unenforceability shall not invalidate or render unenforceable such provisions to the extent permitted by law. Borrowers and UG in any litigation relating to or in connection with this Loan Agreement in which they shall be adverse parties, waive trial by jury with respect to the issue of liability on the obligations secured by the collateral and on all issues regarding the commercially reasonable disposition of said collateral. This Loan Agreement shall be governed by and construed in accordance with the laws of the state of Oregon.


LOAN AGREEMENT - 5

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement on the day and year first herein written.

                  SECURED PARTY:               UNITED GROCERS, INC.


                                               By
                                                  G. P. Fleming
                                                  Assistant Secretary

                  BORROWERS                    ---------------------------------

                                               By ------------------------------

                                                  ------------------------------


                                               ---------------------------------

                                               By ------------------------------

                                                  ------------------------------




LOAN AGREEMENT - 6